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            CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
            --------------------------------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form N-4 of the Polaris II A-Class Platinum Series Variable Annuity for Variable Annuity Account Seven of AIG SunAmerica Life Assurance Company of our report dated April 24, 2008, relating to the consolidated financial statements of AIG SunAmerica Life Assurance Company at December 31, 2007 and 2006, and for each of the three years in the period ended December 31, 2007. We also consent to the use in such Registration Statement of our report dated July 9, 2008, relating to the statement of assets and liabilities, including the schedule of portfolio investments, of Variable Annuity Account Seven at April 30, 2008, and the related statement of operations for the period then ended, and the related statement of changes in net assets for each of the periods indicated. We also consent to the incorporation by reference in such Registration Statement of our report dated February 28, 2008 (which contains an adverse opinion on the effectiveness of internal control over financial reporting), relating to the financial statements, financial statement schedules and the effectiveness of internal control over financial reporting, which appears in the American International Group, Inc. Annual Report on Form 10-K for the year ended December 31, 2007. We also consent to the reference to us under the heading "Financial Statements" in such Registration Statement.



/s/ PricewaterhouseCoopers LLP
Los Angeles, California
August 22, 2008